Exhibit 99.1

Everyday Health Reports Full Year and Fourth Quarter 2014 Financial Results

NEW YORK – March 2, 2015 – Everyday Health, Inc. (NYSE: EVDY), a leading provider of digital health and wellness solutions, today announced financial results for the fourth quarter and full year ended December 31, 2014.

For the full year 2014:

•	Advertising and sponsorship revenue grew 23% year-over-year.
•	Average revenue per top 30 strategic advertiser increased 29% year-over-year.
•	Mobile revenue grew 82% year-over-year.
•	Adjusted EBITDA grew 66% year-over-year.
•	Cash flow from operations grew 238% year-over-year.

For the fourth quarter:

•	Advertising and sponsorship revenue grew 23% year-over-year.
•	Average revenue per top 30 strategic advertiser increased 26% year-over-year.
•	Mobile revenue grew 64% year-over-year.
•	Adjusted EBITDA grew 32% year-over-year.

“Our first year as a public company was a success. We executed well against the strategy we outlined during our IPO – we better served our audience of consumers and healthcare professionals with a greater depth of offerings, strengthened our relationships with our largest customers, and started to leverage our existing platform to pursue opportunities with payors and providers,” said Ben Wolin, Co-Founder and CEO of Everyday Health. “It’s rewarding to look back at all that we accomplished in 2014, including the acquisition and integration of DoctorDirectory and the hiring of key executive talent, and we look forward to another year of strong revenue and Adjusted EBITDA growth in 2015.”

Financial Highlights

For the twelve months ended December 31, 2014:

•	Total revenue was $184.3 million, an 18% increase from the prior year period.

	o	Advertising and sponsorship revenue was $166.5 million, a 23% increase from the prior year period.

	o	Premium services revenue was $17.9 million, compared to $21.0 million in the prior year period.

•	Adjusted EBITDA was $36.0 million, a 66% increase from the prior year period.

•	Net income on a non-GAAP basis was $16.0 million, compared to a non-GAAP net loss of $(3.3) million in the prior year period. Earnings per share on a non-GAAP basic and diluted basis were $0.66 and $0.59, respectively, compared to $(0.64) basic and diluted loss per share in 2013. Net income on a GAAP basis was $12.7 million, compared to a net loss of $(18.2) million in the prior year period. Earnings per share on a GAAP basic and diluted basis were $0.19 and $0.17, respectively, compared to $(3.57) basic and diluted loss per share in 2013. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income (Loss).”

•	Cash flow from operations was $20.0 million, a 238% increase from $5.9 million in 2013.

For the three months ended December 31, 2014:

•	Total revenue was $63.0 million, a 19% increase from the prior year period.

	o	Advertising and sponsorship revenue was $59.0 million, a 23% increase from the prior year period.

	o	Premium services revenue was $4.1 million, compared to $5.1 million in the prior year period.

•	Adjusted EBITDA was $18.7 million, a 32% increase from the prior year period.

•	Net income on a non-GAAP basis was $13.5 million, compared to non-GAAP net income of $8.2 million in the prior year period. Earnings per share on a non-GAAP basic and diluted basis were $0.43 and $0.41, respectively, compared to $1.56 and $0.32, respectively, in the prior year period. Net income on a GAAP basis was $21.2 million, compared to net income of $2.6 million in the prior year period. Earnings per share on a GAAP basic and diluted basis were $0.68 and $0.64, respectively, compared to $0.49 and $0.10, respectively, in the prior year period. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income (Loss).”

“We continued to demonstrate strong growth and financial performance in 2014, with advertising revenue growth in excess of 20% and Adjusted EBITDA growth of 66% over 2013,” said Brian Cooper, CFO of Everyday Health. “The key investments that we have made across the business position us well to achieve our long-term Adjusted EBITDA margin goal of 30% - 35%.”

Financial Outlook

For the first quarter of 2015 and full year 2015, the Company anticipates achieving financial results as set forth below:

First Quarter of 2015
Total Revenue	$39.0 million – $41.0 million
Advertising & Sponsorship Revenue	$35.0 million – $37.0 million
Adjusted EBITDA	$(0.5) million – $0.5 million

Full Year 2015
Total Revenue	$221.0 million – $228.0 million
Advertising & Sponsorship Revenue	$207.0 million – $214.0 million
Adjusted EBITDA	$46.0 million – $49.0 million

Earnings Teleconference Information

The Company will discuss its fourth quarter and full year 2014 financial results and business outlook during a teleconference today, March 2, 2015, at 4:30 PM ET. The conference call can be accessed at (877) 201-0168 or (647) 788-4901 (International), conference ID# 74480051. The call will also be broadcast simultaneously at http://ir.everydayhealth.com.

Following completion of the call, a recorded replay of the webcast will be available on Everyday Health’s website. To listen to the telephone replay, call toll-free (855) 859-2056 or (404) 537-3406 (International), conference ID# 74480051. The telephone replay will be available from 8:00 PM ET March 2, 2015 through 11:59 PM ET March 9, 2015. Additional investor information can be accessed at http://ir.everydayhealth.com.

About Everyday Health, Inc.

Everyday Health, Inc. (NYSE: EVDY) is a leading provider of digital health and wellness solutions. Everyday Health attracts a large and engaged audience of consumers and healthcare professionals to its premier health and wellness properties, and utilizes its data and analytics expertise to deliver highly personalized content experiences and efficient and effective marketing and engagement solutions. Everyday Health enables consumers to manage their daily health and wellness needs, healthcare professionals to stay informed and make better decisions for their patients, and marketers, health payors and providers to communicate and engage with consumers and healthcare professionals to drive better health outcomes. Everyday Health’s content and solutions are delivered through multiple channels, including desktop, mobile web, and mobile phone and tablet applications, as well as video and social media.

Safe Harbor Provision

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding our future financial performance set forth under the heading “Financial Outlook.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to attract and retain users to our portfolio of properties; our ability to attract and retain customers; the timing and amount of advertising spending by our current and future customers; our ability to effectively integrate the DoctorDirectory acquisition; our ability to enter into new, or extend existing, partnership arrangements; our ability to successfully pursue opportunities in the broader health and wellness sectors; as well as those factors contained in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 filed with the SEC on November 12, 2014 and our other SEC filings. All information in this release is as of March 2, 2015. Except as required by law, we undertake no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in our expectations.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in the Company’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP earnings per share (“EPS”).

A “non-GAAP financial measure” refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The Company provides certain non-GAAP measures as additional information relating to its operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The Company has presented Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP EPS as non-GAAP financial measures in this press release. We define Adjusted EBITDA as net income (loss) plus: interest expense, net; income tax expense (benefit); depreciation and amortization expense; stock-based compensation expense; compensation expense related to acquisition earnout arrangements; write-offs of unamortized deferred financing and other debt extinguishment costs; reduction in force severance charges; loss from discontinued operations; and certain other non-cash charges such as asset impairment charges and preferred stock warrant mark-to-market adjustments. We define non-GAAP net income (loss) as net income (loss) attributable to common stockholders, plus non-cash stock-based compensation, non-cash deemed dividend on the Series G IPO ratchet, compensation expense related to acquisition earnout arrangements, loss from discontinued operations, reduction in force severance charges and other unusual or significant adjustments such as the one-time tax expense (benefit) relating to acquisitions, write-off of deferred finance costs and other debt extinguishment costs, asset impairment charges and the preferred stock mark-to-market adjustment. We define non-GAAP EPS as non-GAAP net income (loss) divided by weighted-average shares outstanding, which reflects the issuance of the shares sold in the IPO, as well as the conversion of all outstanding shares of preferred stock into common stock in connection with the Company’s IPO, which closed on April 2, 2014.

The Company believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Our management uses these non-GAAP financial measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. The Company believes that these non-GAAP financial measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance.

Source: Everyday Health

Investor Relations Contact:
Melanie Goldey, SVP, Strategic Planning & IR
(646) 728-9768
ir@everydayhealthinc.com

Denise Garcia, ICR
(646) 728-9768
ir@everydayhealthinc.com

EVERYDAY HEALTH, INC.
Consolidated Balance Sheets
(in thousands, except share and per share data, unaudited)

	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$50,729	$16,242
Accounts receivable, net of allowance for doubtful accounts of $637 and $530 as of December 31, 2014 and 2013, respectively	68,007	49,373
Deferred tax asset	656	133
Prepaid expenses and other current assets	5,529	7,822
Total current assets	124,921	73,570
Property and equipment, net	25,502	21,095
Goodwill	127,115	82,153
Intangible assets, net	30,716	9,735
Other assets	5,237	5,729
Total assets	$313,491	$192,282

Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable and accrued expenses	$31,722	$34,378
Deferred revenue	6,740	6,808
Current portion of long-term debt	3,000	1,333
Other current liabilities	965	830
Total current liabilities	42,427	43,349
Long-term debt	87,000	70,000
Deferred tax liabilities	6,673	5,199
Other long-term liabilities	4,105	4,937
Redeemable convertible preferred stock (Series A-G), net of expenses, $0.01 par value: 10,000,000 and 27,204,144 shares authorized at December 31, 2014 and 2013, respectively; no shares and 26,820,270 shares issued and outstanding at December 31, 2014 and 2013, respectively	-	158,766
Stockholders’ equity (deficit):
Common stock, $0.01 par value: 90,000,000 and 45,000,000 shares authorized at December 31, 2014 and 2013, respectively; 31,489,196 and 5,366,478 shares issued and outstanding at December 31, 2014 and 2013, respectively	314	54
Treasury stock	(55)	(55)
Additional paid-in capital	292,117	33,726
Accumulated deficit	(119,090)	(123,694)
Total stockholders’ equity (deficit)	173,286	(89,969)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$313,491	$192,282

EVERYDAY HEALTH, INC.

Consolidated Statements of Operations

(in thousands, except share and per share data, unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Revenues:
Advertising and sponsorship revenues	$58,981	$48,032	$166,465	$134,893
Premium services revenues	4,068	5,062	17,860	20,957
Total revenues	63,049	53,094	184,325	155,850
Operating expenses:
Cost of revenues	15,908	13,057	49,296	43,338
Sales and marketing	13,956	12,650	48,605	44,385
Product development	12,088	12,243	44,541	43,759
General and administrative	8,816	8,270	30,041	27,462
Total operating expenses	50,768	46,220	172,483	158,944
Income (loss) from operations	12,281	6,874	11,842	(3,094)
Interest expense, net	(763)	(2,173)	(3,711)	(8,442)
Other expense	-	(359)	(4,114)	(359)
Income (loss) from continuing operations before provision for income taxes	11,518	4,342	4,017	(11,895)
Benefit (provision) for income taxes	9,669	(280)	8,666	(1,102)
Income (loss) from continuing operations	21,187	4,062	12,683	(12,997)
Loss from discontinued operations, net of tax	-	(1,501)	-	(5,239)
Net income (loss)	21,187	2,561	12,683	(18,236)
Series G preferred stock deemed dividend	-	-	(8,079)	-
Net income (loss) attributable to common stockholders	$21,187	$2,561	$4,604	$(18,236)
Basic net income (loss) attributable to common stockholders per common share:
Net income (loss) attributable to common stockholders from continuing operations	$0.68	$0.78	$0.19	$(2.55)
Net loss attributable to common stockholders from discontinued operations, net of tax	$-	$(0.29)	$-	$(1.03)
Net income (loss) attributable to common stockholders	$0.68	$0.49	$0.19	$(3.57)
Diluted net income (loss) attributable to common stockholders per common share:
Net income (loss) attributable to common stockholders from continuing operations	$0.64	$0.16	$0.17	$(2.55)
Net loss attributable to common stockholders from discontinued operations, net of tax	$-	$(0.29)	$-	$(1.03)
Net income (loss) attributable to common stockholders	$0.64	$0.10	$0.17	$(3.57)
Weighted-average common shares outstanding:
Basic	31,076,588	5,239,463	24,259,395	5,103,351
Diluted	32,977,544	25,398,572	26,911,782	5,103,351

EVERYDAY HEALTH, INC.

Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Twelve months ended December 31,
	2014	2013
Cash flows from operating activities
Net income (loss)	$12,683	$(18,236)
Less loss from discontinued operations, net of tax	-	(5,239)
Income (loss) from continuing operations	12,683	(12,997)
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Depreciation and amortization	14,943	15,450
Amortization of video and television costs	-	632
Provision for doubtful accounts	315	62
Stock-based compensation	9,100	2,969
Amortization and write-off of deferred financing costs	4,389	1,646
Loss on disposals of property and equipment	-	1,261
Benefit (provision) for deferred income taxes	(9,071)	962
Changes in operating assets and liabilities:
Accounts receivable	(12,437)	(10,683)
Prepaid expenses and other current assets	1,489	(2,725)
Additions to video and television costs	-	(453)
Accounts payable and accrued expenses	(1,942)	7,529
Deferred revenue	(68)	1,744
Other current liabilities	58	(426)
Other long-term liabilities	581	951
Net cash provided by operating activities from continuing operations	20,040	5,922
Net cash used in operating activities from discontinued operations	-	(4,250)
Net cash provided by operating activities	20,040	1,672
Cash flows from investing activities
Additions to property and equipment, net	(14,754)	(10,654)
Proceeds from sale of business	400	600
Payment for business purchased, net of cash acquired	(65,000)	(6,736)
Payment of security deposits and other assets	131	(717)
Net cash used in investing activities	(79,223)	(17,507)
Cash flows from financing activities
Net proceeds from common stock issuance	70,622	-
Proceeds from the exercise of stock options	7,939	101
Repayments of principal under former revolver credit facility	(30,000)	(850)
Borrowings under former revolver credit facility	-	7,350
Repayment of principal under former term loan facility	(41,333)	(2,833)
Borrowings under former term loan facility	-	5,000
Borrowings under revolver credit facility	62,300	-
Repayment of principal under revolver credit facility	(32,300)	-
Borrowings under term loan facility	61,000	-
Repayment of principal under term loan facility	(1,000)	-
Principal payments on capital lease obligations	(659)	(456)
Payments of credit facility financing costs	(2,899)	(68)
Payment for purchase of treasury stock	-	(55)
Net cash provided by financing activities	93,670	8,189
Net increase (decrease) in cash and cash equivalents	34,487	(7,646)
Cash and cash equivalents, beginning of year	16,242	23,888
Cash and cash equivalents, end of year	$50,729	$16,242

EVERYDAY HEALTH, INC.

Adjusted EBITDA Reconciliation

(in thousands, unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Adjusted EBITDA	$18,747	$14,216	$36,019	$21,742

Less:
Interest expense, net	763	2,173	3,711	8,442
Income tax expense (benefit)	(9,669)	280	(8,666)	1,102
Depreciation and amortization expense	4,114	3,575	14,943	15,450
Stock compensation expense	2,352	1,131	9,100	2,969
Warrant mark-to-market adjustment	-	-	252	-
Compensation expense related to acquisition earnout	-	86	135	2,211
Write-off of unamortized deferred financing costs	-	-	3,861	-
Reduction in force severance charges	-	1,679	-	3,188
Asset impairment charges	-	1,230	-	1,377
Loss from discontinued operations	-	1,501	-	5,239
Net income (loss)	$21,187	$2,561	$12,683	$(18,236)
Series G preferred stock deemed dividend	-	-	8,079	-
Net income (loss) attributable to common stockholders	$21,187	$2,561	$4,604	$(18,236)

EVERYDAY HEALTH, INC.

Reconciliation of Non-GAAP Net Income (Loss)

(in thousands, except share and per share data, unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Net income (loss) attributable to common stockholders	$21,187	$2,561	$4,604	$(18,236)

Series G preferred stock deemed dividend	-	-	8,079	-
Income tax benefit	(10,033)	-	(10,033)	-
Stock compensation expense	2,352	1,131	9,100	2,969
Write-off of unamortized deferred financing costs	-	-	3,861	-
Warrant mark-to-market adjustment	-	-	252	-
Compensation expense related to acquisition earnout	-	86	135	2,211
Loss from discontinued operations	-	1,501	-	5,239
Reduction in force severance charges	-	1,679	-	3,188
Asset impairment charges	-	1,230	-	1,377
Non-GAAP net income (loss)	$13,506	$8,188	$15,998	$(3,252)

Weighted-average common shares outstanding-basic	31,076,588	5,239,463	24,259,395	5,103,351
Weighted-average common shares outstanding-diluted	32,977,544	25,398,572	26,911,782	5,103,351

Non-GAAP net income (loss) per common share-basic	$0.43	$1.56	$0.66	$(0.64)
Non-GAAP net income (loss) per common share-diluted	$0.41	$0.32	$0.59	$(0.64)